UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 5, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed on March 26, 2018, by DPW Holdings, Inc. (the “Company”), the Company entered into a securities purchase agreement dated March 23, 2018, with an institutional investor (the “Investor”) providing for the issuance of (i) a 12% Note in the principal amount of $1,000,000 at a 10% original issue discount (the “Original Note”) and (ii) a five-year warrant to purchase up to 15,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at an exercise price of $23.00, as adjusted to give effect to the Company’s reverse stock split on March 14, 2019.

On July 3, 2019 (the “Closing Date”), the Company and the Investor entered into an Exchange Agreement (the “Agreement”), pursuant to which, in exchange for the Original Note, the Company shall issue a Convertible Promissory Note in the principal face amount of $1,292,000 plus a default premium of $200,000, for an aggregate of $1,492,000, subject to adjustments (the “New Note”), and (ii) a five-year warrant (the “Warrant”) to purchase of 1,000,000 shares of Common Stock, subject to adjustments, at an exercise price of $0.22 per share (the “Warrant Shares”), subject to the approval thereof by the NYSE American.

Description of Convertible Promissory Note

The New Note is in the aggregate principal amount of $1,492,000 and bears interest at 12% per annum, which principal and all accrued and unpaid interest are due on January 22, 2020 (the “Maturity Date”), or upon acceleration, prepayment or otherwise in accordance with the terms of the New Note, and which interest shall be payable in cash, in arrears, on the first business day of each month, with the first payment of interest due on August 1, 2019. Commencing on July 15, 2019, subject to certain beneficial ownership limitations, the Investor may convert the principal amount of the New Note and accrued interest earned thereon at any time into shares of the Company’s common stock at $0.22 per share (the “Conversion Shares” and with the Warrant Shares, the “Shares”), subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

The New Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the New Note, failure to comply with certain covenants contained in the New Note, or bankruptcy or insolvency of the Company. Any principal or interest on the New Note which is not paid when due shall bear interest at the rate of the lesser of (i) eighteen percent (18%) per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid.

So long as no event of default exists, the Company may prepay, in part or in full, the outstanding principal and accrued and unpaid interest upon ten (10) days written notice to the Investor (the “Notice”). If the Company exercises its right to prepay the New Note, the Company shall make payment to the Investor of an amount in cash equal to either of (i) 105% if the Notice is delivered within three (3) months of the date of issuance or (ii) 110% if the Notice is delivered at any time thereafter, multiplied by the sum of: (a) the then outstanding principal of the New Note plus any accrued and unpaid interest thereon, and (b) if applicable, the Default Interest and other amounts due, if any, on the New Note.

During the term of the New Note, in the event that the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), the Investor will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Investor could have acquired if the Investor had held the number of shares of Common Stock acquirable upon complete conversion of the New Note immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Description of Warrants

The Warrant entitles the Investor to purchase, in the aggregate, up to 1,000,000 Warrant Shares at an exercise price of $0.22 per share for a period of five years subject to certain beneficial ownership limitations. The Warrant is immediately exercisable once the Company obtains approval thereof by the NYSE American. The exercise price of $0.22 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Warrant may be exercised for cash or on a cashless basis.

The foregoing descriptions of the Agreement, the New Note and the Warrant do not purport to be complete and are qualified in their entirety by reference to their respective forms which are annexed hereto as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 3.02    Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Shares described in this Current Report on Form 8-K were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 3(a)(9) of the Securities Act of 1933 and, as applicable, Rule 506 of Regulation D promulgated thereunder.

Item 9.01    Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

4.1	Form of 4% Convertible Promissory Note
4.2	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.
a Delaware corporation

Dated: July 5, 2019	/s/ Henry Nisser
Henry Nisser Executive Vice President